EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andre DiMino, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of ADM Tronics Unlimited, Inc. on Form 10-KSB, for the year ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in Annual Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of ADM Tronics Unlimited, Inc.

/ S / ANDRE DIMINO
ANDRE DIMINO
CHIEF EXECUTIVE OFFICER AND CHIEF
FINANCIAL OFFICER
ADM TRONICS UNLIMITED, INC.

June 30, 2008